UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 29, 2011

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard, Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Settlement Agreement and Mutual Release

On November 29, 2011, Advanced Analogic Technologies Incorporated, a Delaware corporation (“AATI”), and Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) pursuant to which the companies agreed to (i) enter into the Amendment (as defined below), (ii) voluntarily dismiss with prejudice the claims asserted against each other that were the subject of arbitration proceedings pending in the Court of Chancery of the State of Delaware, No. 004-A-CS and 005-A-CS, (iii) jointly issue the press release described below in Item 8.01 and attached hereto as Exhibit 99.1, (iv) release the other party and their respective officers, directors, stockholders, employees, advisors, representatives and other related parties from all claims, demands, rights, actions or causes of actions, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters and issues of any kind or nature whatsoever, including any claims which could form the basis of a termination for “cause,” in existence prior to the execution of the Settlement Agreement, and (v) each bear its own legal fees and costs incurred in connection with the arbitration proceedings.

The foregoing description of the Settlement Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment No.1 to Agreement and Plan of Merger

On November 30, 2011, AATI, Skyworks and PowerCo Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Skyworks (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger dated as of May 26, 2011, by and among Skyworks, Merger Sub and AATI (the “Merger Agreement”). Pursuant to the Amendment, and upon the terms and subject to the conditions thereof, Skyworks has agreed to commence within seven business days a cash tender offer to acquire all of the outstanding shares of AATI’s common stock (the “Offer”) for a purchase price of $5.80 per share in cash (the “Offer Price”).

The consummation of the Offer will be conditioned on (i) at least a majority of the outstanding shares of AATI’s common stock having been validly tendered and not properly withdrawn pursuant to the Offer prior to the expiration date of the Offer, (ii) the Merger Agreement having not been terminated in accordance with its terms, (iii) AATI having complied with certain interim covenants regarding conduct of its business, (iv) the representations and warranties of AATI concerning certain capitalization matters being true and correct as of the date of the Amendment, and (v) no governmental authority enacting, issuing, promulgating, enforcing or entering any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) prohibiting the consummation of the Offer or the Merger (as defined below). The Offer will not be subject to financing.

Following the consummation of the Offer, subject to certain customary conditions (including receipt of the requisite approval of AATI’s stockholders, if required under applicable law, and no governmental authority shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) prohibiting consummation of the merger), Merger Sub will be merged with and into AATI (the “Merger”) and AATI will become a wholly owned subsidiary of Skyworks. In the Merger, each outstanding share of AATI’s common stock (other than shares with respect to which appraisal rights are properly exercised under Delaware law) will be converted into the right to receive an amount equal to the Offer Price. Skyworks may, but is not required to, provide for a “subsequent offering period” under federal securities law following the Offer. If Skyworks acquires 90% or more of the outstanding shares of AATI’s common stock pursuant to the Offer, then Skyworks will consummate the Merger pursuant to the short form merger procedures under Delaware law as soon as practicable following the consummation of the Offer without a vote or any further action by the holders of AATI’s common stock. In addition, AATI has granted Skyworks a “top-up option” to acquire shares of AATI’s common stock in order to facilitate the consummation of the Merger using such short form merger procedures. The top-up option is exercisable any time after the first time at which Skyworks accepts for payment any shares of AATI common stock pursuant to the Offer. In the event that Skyworks does not acquire at least 90% of AATI’s outstanding common stock, a majority of the outstanding shares of common stock must be voted to adopt the Merger Agreement before the Merger can be completed. In this event, AATI will call and convene a stockholder meeting to obtain this approval, and Skyworks will vote all shares of AATI common stock it holds in favor of adoption of the Merger Agreement, thereby assuring approval.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by AATI on May 27, 2011, remains in full force and effect as originally executed on May 26, 2011. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On November 30, 2011, AATI and Skyworks issued a joint press release announcing that the parties have entered into the Amendment and into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Additional Information and Where to Find It

Skyworks will file a Tender Offer Statement on Schedule TO and AATI will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission (“SEC”) in connection with the amended merger agreement and tender offer. Security holders are advised to read the Tender Offer Statement (and the exhibits thereto) and the Solicitation/Recommendation Statement when they are available because they will contain important information. Investors can obtain the Tender Offer Statement (including exhibits) when it is filed by Skyworks, the Solicitation/Recommendation Statement when it is filed by AATI, and other documents filed by Skyworks and/or AATI for free at the web site of the U.S. Securities and Exchange Commission at http://www.sec.gov. In addition, investors and security holders can obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700 or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com, and free copies of the documents filed by AATI with the SEC from AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing Advanced Analogic Technologies’ investor relations website at http://www.analogictech.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Skyworks Solutions, Inc., PowerCo Acquisition Corp. and Advanced Analogic Technologies Incorporated, dated November 30, 2011.

10.1	Settlement Agreement and Mutual Release by and among Skyworks Solutions, Inc., PowerCo Acquisition Corp., and Advanced Analogic Technologies Incorporated, dated November 29, 2011.

99.1	Joint press release issued by Advanced Analogic Technologies Incorporated and Skyworks Solutions, Inc., dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: December 5, 2011

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Skyworks Solutions, Inc., PowerCo Acquisition Corp. and Advanced Analogic Technologies Incorporated, dated November 30, 2011.

10.1	Settlement Agreement and Mutual Release by and among Skyworks Solutions, Inc., PowerCo Acquisition Corp., and Advanced Analogic Technologies Incorporated, dated November 29, 2011.

99.1	Joint press release issued by Advanced Analogic Technologies Incorporated and Skyworks Solutions, Inc., dated November 30, 2011.